Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

JanOne Inc.

(Name of Registrant as Specified in Its Charter)

_________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☒	No fee required

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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JanOne Inc.

325 E. Warm Springs Road, Suite 102

Las Vegas, NV 89119

__________________________

NOTICE OF 2019 ANNUAL MEETING

OF STOCKHOLDERS

Las Vegas, Nevada

October 2, 2019

Dear Stockholder:

The 2019 Annual Meeting of Stockholders of JanOne Inc. (formerly known as Appliance Recycling Centers of America, Inc.), a Nevada corporation, will be held on Monday, November 4, 2019, at 10:00 a.m., Pacific Time, at our principal executive offices located at 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119 for the following purposes:

1.	To elect five directors to our Board of Directors.

2.	To hold an advisory vote to approve named executive officer compensation.

3.	To ratify the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for fiscal year 2019.

4.	To hold an advisory vote on the frequency of future advisory votes on executive compensation.

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the meeting.

The Board of Directors has fixed the close of business on September 23, 2019 as the record date for the 2019 Annual Meeting. Only the holders of record of our common stock or Series A-1 Convertible Preferred Stock as of the close of business on the record date are entitled to receive notice of, and to vote at, the 2019 Annual Meeting and any adjournment thereof. We have also enclosed with this notice (i) our Annual Report on Form 10-K, as amended, for the fiscal year ended December 29, 2018 and (ii) a Proxy Statement.

Your vote is extremely important regardless of the number of shares you own.

Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted at the meeting. You may vote your shares on the Internet, by telephone, or by completing, signing, and promptly returning a proxy card or you may vote in person at the Annual Meeting. Voting online, by telephone, or by returning your proxy card does not deprive you of your right to attend the Annual Meeting.

By Order of the Board of Directors, /s/ Michael J. Stein Michael J. Stein, Corporate Secretary

The proxy statement is dated October 2, 2019 and is first being made available to stockholders on or about October 2, 2019.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on November 4, 2019: The Proxy Statement and Annual Report are available at www.proxy.docs.com/JAN.

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JanOne Inc.

325 E. Warm Springs Road, Suite 102

Las Vegas, Nevada 89119

(800) 977-6038

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 4, 2019

This Proxy Statement relates to the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of JanOne Inc. (formerly known as Appliance Recycling Centers of America, Inc.) (“JanOne” or the “Company”). The Annual Meeting will be held on Monday, November 4, 2019, at 10:00 a.m. Pacific Time, at our corporate offices located at 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, or at such other time and place to which the Annual Meeting may be adjourned or postponed. The enclosed proxy is solicited by the Company’s Board of Directors (the “Board”). The proxy materials relating to the Annual Meeting are first being mailed to stockholders entitled to vote at the Annual Meeting on or about October 2, 2019. References in this Proxy Statement to “2018” or “fiscal 2018” refer to the Company’s fiscal year ended December 29, 2018.

QUESTIONS AND ANSWERS About the ANNUAL Meeting

Q:	What is the purpose of the Annual Meeting?

A:	At the Annual Meeting, holders of our common stock and Series A-1 Convertible Preferred Stock (the “Series A-1 Preferred Stock”) will act upon the matters outlined in the accompanying Notice of Annual Meeting and this Proxy Statement, including the (i) election of five directors to the Board, (ii) holding of an advisory vote to approve named executive officer compensation, (iii) ratification of the Audit Committee’s appointment of SingerLewak LLP (“SingerLewak”) as the Company’s independent registered public accounting firm for the 2019 fiscal year, and (iv) holding of an advisory vote on the frequency of future advisory votes on executive compensation.

Q:	What are the Board’s recommendations?

A:	The Board recommends a vote:

•	FOR election of the nominated slate of directors;
•	FOR the advisory vote to approve named executive officer compensation;
•	FOR the ratification of the Audit Committee’s appointment of SingerLewak as the Company’s independent registered public accounting firm for the 2019 fiscal year; and
•	3 YEARS for the advisory vote on the frequency of future advisory votes on executive compensation.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

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Q:	Who is entitled to attend the Annual Meeting?

A:	All holders of common stock and/or Series A-1 Preferred Stock as of the record date, September 23, 2019, or their duly appointed proxies, may attend the Annual Meeting.

Q:	Who is entitled to vote at the Annual Meeting?

A:	Only stockholders of record of outstanding shares of common stock and/or Series A-1 Preferred Stock of the Company at the close of business on the record date are entitled to receive notice of and to vote at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon. Each outstanding share of Series A-1 Preferred Stock entitles its holder to cast 17 votes per share on each matter to be voted upon, as pursuant to the formula described in the Certificate of Designation of the Preferences, Rights, and Limitations of the Series A-1 Convertible Preferred Stock of JanOne (in its former name of Appliance Recycling Centers of America, Inc.) filed by the Company with the Nevada Secretary of State on June 21, 2019. The shares of common stock and Series A-1 Preferred Stock will vote together as a single class for all proposals at the Annual Meeting. The holders of outstanding common stock are entitled to a total of 1,971,779 votes. The holders of Series A-1 Preferred Stock are entitled to a total of 4,415,393 votes. As of the date of this Proxy Statement, no holder of Series A-1 Preferred Stock has converted its shares of Series A-1 Preferred Stock into shares of the Company’s common stock.

Q:	What constitutes a quorum?

A:	The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of the common stock and Series A-1 Preferred Stock outstanding on the record date will constitute a quorum. A quorum is required for business to be conducted at the Annual Meeting. You will be considered part of the quorum if you submit a properly executed proxy card, vote your proxy by using the internet voting service, or vote your proxy by using the toll-free telephone number listed on the proxy card, even if you abstain from voting. Shares held in “street name” by brokers that are voted on at least one proposal to come before the Annual Meeting will be counted as present in determining whether there is a quorum.

Q:	How do I vote my shares if they are registered directly in my name?

A:	We offer four methods for you to vote your shares at the Annual Meeting. While we offer four methods, we encourage you to vote through the Internet or by telephone, as they are the most cost-effective methods for the Company. We also recommend that you vote as soon as possible, even if you are planning to attend the Annual Meeting, so that the vote count will not be delayed. Both the Internet and the telephone provide convenient, cost-effective alternatives to returning your proxy card by mail. There is no charge to vote your shares via the Internet, though you may incur costs associated with electronic access, such as usage charges from Internet access providers. If you choose to vote your shares through the Internet or by telephone, there is no need for you to mail your proxy card.

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You may (i) vote in person at the Annual Meeting or (ii) authorize the persons named as proxies on the enclosed proxy card, Tony Isaac and Virland A. Johnson, to vote your shares by returning the enclosed proxy card by mail, through the Internet or by telephone.

•	By Internet: Go to www.proxydocs.com/JAN. Have your proxy card available when you access the web site. You will need the control number from your proxy card to vote.

•	By telephone: Call (866) 436-6852 toll-free (in the United States, U.S. territories and Canada) on a touch-tone telephone. Have your proxy card available when you call. You will need the control number from your proxy card to vote.

•	By mail: Complete, sign and date the proxy card, and return it in the postage paid envelope provided with the proxy material.

Q:	How do I vote my shares of common stock if they are held in the name of my broker (street name)?

A:	If your shares of common stock are held by your broker, bank or other nominee, or its agent (“Broker”) in “street name,” you will receive a voting instruction form from your Broker asking you how your shares should be voted. You should contact your Broker with questions about how to provide or revoke your instructions. Holders of shares of Series A-1 Preferred Stock will receive the Proxy Materials directly from the Company’s Secretary.

If you hold your shares in “street name” and do not provide specific voting instructions to your Broker, a “broker non-vote” will result with respect to Proposals 1, 2, and 4. Therefore, it is very important to respond to your Broker’s request for voting instructions on a timely basis if you want your shares held in “street name” to be represented and voted at the Annual Meeting. Please see below for additional information if you hold your shares in “street name” and desire to attend the Annual Meeting and vote your shares in person.

Q:	What if I vote and change my mind?

A:	If you are a stockholder, you may change your vote or revoke your proxy at any time before the proxy is exercised at the meeting. You may change or revoke it by:

•	Returning a later-dated signed proxy card or re-accessing the internet voting site or telephone voting number listed on the proxy card;

•	Delivering a written notice of revocation to the Company’s Secretary at the Company’s principal executive office at 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119; or

•	Attending the meeting and voting in person at the meeting (although attendance at the meeting without voting at the meeting will not, in and of itself, constitute a revocation of your proxy).

If you hold your shares in “street name,” refer to the voting instructing form provided by your Broker for more information about what to do if you submit voting instructions and then change your mind in advance of the Annual Meeting.

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Q:	How can I get more information about attending the Annual Meeting and voting in person?

A:	The Annual Meeting will be held on Monday, November 4, 2019, at 10:00 a.m., Pacific Time, at our principal executive offices located at 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, or such other time and place to which the Annual Meeting may be adjourned or postponed. For additional details about the Annual Meeting, including directions to the Annual Meeting and information about how you may vote in person if you so desire, please contact the Company’s Secretary at (702) 997-5968.

Q:	What vote is required to approve each item?

A:	Election of Directors. Election of a director requires the affirmative vote of the holders of a plurality of the shares for which votes are cast at a meeting at which a quorum is present. The five persons receiving the greatest number of votes will be elected as directors. Stockholders may not cumulate votes in the election of directors.

Advisory Vote to Approve Named Executive Officer Compensation. Approval of the advisory vote to approve named executive officer compensation will be approved if the proposal receives the affirmative vote of the majority of the number of shares entitled to vote and represented at the Annual Meeting, present in person or by proxy, in favor of the proposal.

Ratification of Auditors. With respect to ratification of the appointment of our independent registered public accounting firm, the proposal will be approved if the proposal receives the affirmative vote of the majority of the number of shares entitled to vote and represented at the Annual Meeting, present in person or by proxy, in favor of the proposal.

Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. For the advisory vote on the frequency of future advisory votes on executive compensation, the option that receives the most votes will be considered the option selected by stockholders.

Q:	Are abstentions and broker non-votes counted in the vote totals?

A:	A broker non-vote occurs when shares held by a Broker are not voted with respect to a particular proposal because the Broker, does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your Broker holds your shares in its name and you do not instruct your Broker how to vote, your Broker will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine,” a Broker who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. At our 2019 Annual Meeting, only Proposal 3 (ratifying the appointment of our independent registered public accounting firm) is considered a routine matter. Your Broker will therefore not have discretion to vote on the election of directors, the advisory vote to approve named executive officer compensation, or the advisory vote proposing an every third-year advisory vote on executive compensation, as these are “non-routine” matters.

Broker non-votes and abstentions by stockholders from voting (including Brokers holding their clients’ shares of record, who cause abstentions to be recorded) will be counted towards determining whether or not a quorum is present. However, as the five nominees receiving the highest number of affirmative votes will be elected, abstentions and broker non-votes will not affect the outcome of the election of directors. With regard to the affirmative vote of the shares present at the meeting required for Proposal 2, since it is a non-routine matter, broker non-votes and abstentions will have the effect of a vote against Proposal 2. With regard to Proposal 4, since the option receiving the greatest number of votes—1 year, 2 years, or 3 years—will be the frequency recommended by our stockholders, abstentions and broker non-votes will have no effect on the outcome of Proposal 4. With regard to the affirmative vote of the shares present at the meeting required for Proposal 3, it is a routine matter so there will be no broker non-votes, but abstentions will have the effect of a vote against Proposal 3.

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Q:	Who will count the vote?

A:	An Inspector of Elections will be appointed for the Annual Meeting to count the votes.

Q:	Can I dissent or exercise rights of appraisal?

A:	Under Nevada law, neither holders of our common stock nor holders of our Series A-1 Preferred Stock are entitled to dissenters’ rights in connection with any of the proposals to be presented at the Annual Meeting or to demand appraisal of their shares as a result of the approval of any of the proposals.

Q:	How will voting on any other business be conducted?

A:	Although we do not know of any business to be considered at the 2019 Annual Meeting other than the proposals described in this proxy statement, if any other business is presented at the Annual Meeting, your proxy gives authority to Tony Isaac, Chief Executive Officer, and Virland A. Johnson, Chief Financial Officer, to vote on such matters at their discretion.

Q:	When are stockholder proposals for the 2020 Annual Meeting of stockholders due?

A:	To be considered for inclusion in the Company’s proxy statement for the Company’s Annual Meeting to be held in 2020, stockholder proposals must be received at the Company’s office no later than June 4, 2020, or, in the event the Company changes the date of its Annual Meeting to be held in 2020 by more than 30 days from the date of this year’s meeting, a reasonable time before the Company begins to print and send its proxy materials. Proposals must be in compliance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and must be submitted in writing and delivered or mailed to the Company’s Secretary, at JanOne Inc., 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.

Under Rule 14a-4(c)(1) of the Exchange Act, any stockholder who wishes to have a proposal considered at the 2020 Annual Meeting of stockholders, but not submitted for inclusion in the Company’s proxy statement, must set forth such proposal in writing and file it with the Secretary of the Company no later than August 18, 2020, or, in the event the Company changes the date of its Annual Meeting to be held in 2020 by more than 30 days from the date of this year’s meeting, a reasonable time before the Company sends its proxy materials. Failure to notify the Company by that date would allow the Company’s proxy holders to use their discretionary voting authority (to vote for or against the proposal) when the proposal is raised at the Annual Meeting without any discussion of the matter being included in the Company’s proxy statement.

Q:	Who pays for this proxy solicitation?

A:	The Company will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners.

Q:	Where can I access this Proxy Statement and the related materials online?

A:	The Proxy Statement and our Annual Report to Stockholders are available at http://www.proxydocs.com/JAN.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of shares of our common stock and Series A-1 Preferred Stock as of September 23, 2019, for:

•       each of our named executive officers;

•       each of our current directors;

•       all of our current executive officers and directors as a group; and

•       each person known to us to be the beneficial owner of more than 5% of either our common stock or Series A-1 Preferred Stock.

All share information in the table (including footnotes) below reflects one-for-five (1:5) reverse stock split effectuated on April 19, 2019.

The business address of each beneficial owner listed in the table unless otherwise noted is c/o JanOne Inc., 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.

We deem shares of our common stock and Series A-1 Preferred Stock that may be acquired by an individual or group within 60 days of September 23, 2019 pursuant to the exercise of options or warrants or conversion of convertible securities to be outstanding for the purpose of computing the percentage ownership of such individual or group, but these shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group shown in the table. Percentage of ownership is based on 1,950,602 shares of common stock and 259,729 shares of Series A-1 Preferred Stock (which are the voting equivalent of 4,415,393 shares of common stock) outstanding on September 23, 2019. The information as to beneficial ownership was either (i) furnished to us by or on behalf of the persons named or (ii) determined based on a review of the beneficial owners’ Schedules 13D/G and Section 16 filings with respect to our common stock and Series A-1 Preferred Stock. As of the date of this Proxy Statement, no holder of Series A-1 Preferred Stock has converted its shares of Series A-1 Preferred Stock into shares of the Company’s common stock.

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Shares Beneficially Owned

		Common		Series A-1 Preferred Stock
Name of Beneficial Owner	Position with Company	Number of Shares (1)	Percentage (2)	Number of Shares (1)	Percentage (3)	Percent of Total Voting Power (4)
Named Executive Officers and Directors:
Tony Isaac (5)	Director, Chief Executive Officer	94,000	4.8%	–	–	1.5%
Eric Bolling (6)	Chairman, President	223,214	11.4%	–	–	3.5%
Virland A. Johnson	Chief Financial Officer	52,000	2.7%	–	–	*
Richard D. Butler (5)	Director	18,000	*	–	–	*
Dennis (De) Gao (5)	Director	4,000	*	–	–	*
Nael Hajjar	Director	–	*	–	–	*
All directors and executive officers as a group (6 persons) (5)		391,214	20.0%	–	–	6.1%
Other 5% shareholders:
Timothy M. Matula (7)		114,000	5.8%	–	–	1.8%
Energy Efficiency Investments, LLC (8)		167,759	10.1%	–	–	3.1%
Isaac Capital Group, LLC (9)		110,125	5.7%	14,141	5.44%	5.5%
Gregg Sullivan (10)		–	–	28,859	11.11%	7.7%
Juan Yunis (11)		–	–	216,729	83.44%	51.6%

_______________________

* Indicates ownership of less than 1% of the outstanding shares

(1)	Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.

(2)	Applicable percentage of ownership is based on 1,950,602 shares of common stock outstanding as of September 23, 2019 plus, for each stockholder, all shares that such stockholder could purchase within 60 days upon the exercise of existing stock options and warrants.

(3)	Applicable percentage of ownership is based on 259,729 shares of Series A-1 Preferred Stock outstanding as of September 23, 2019. As of the date of this Proxy Statement, no holder of Series A-1 Preferred Stock has converted its shares of Series A-1 Preferred Stock into shares of the Company’s common stock.

(4)	Percentage of total voting power represents voting power with respect to all shares of common stock and Series A-1 Preferred Stock, on an as-converted basis, voting as a single class. Each share of Series A-1 Preferred Stock votes on a 17-for-1 basis.

(5)	Includes shares that could be purchased within 60 days upon the exercise of existing stock options or warrants, as follows: Mr. Isaac, 2,000 shares; Mr. Butler, 4,000 shares; and Mr. Gao, 4,000 shares.

(6)	Includes 111,607 shares that vested on September 9, 2019, 55,803 shares that will vest on September 9, 2020, and 55,804 shares that will vest on September 9, 2021. Upon termination of employment by Mr. Bolling or by the Company of Mr. Bolling for “cause” (as defined in Mr. Bolling’s employment agreement), all of such unvested shares shall be forfeited. These shares are beneficially owned by the Eric Chase Foundation, Inc.

(7)	Includes 2,000 shares which could be purchased by Mr. Matula within 60 days upon the exercise of existing stock options.

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(8)	According to a Schedule 13G/A filed with the U.S. Securities and Exchange Commission (“SEC”) on September 7, 2018, Energy Efficiency Investments, LLC (“EEI”) beneficially owns 167,759 shares of common stock. EEI has sole dispositive and voting power as to all 167,759 shares. The foregoing excludes 33,364 shares of common stock issuable upon exercise of a common stock purchase warrant (the “Warrant”) because the Warrant contains a blocker provision under which the holder thereof does not have the right to exercise such Warrant to the extent that such exercise would result in beneficial ownership by the holder thereof, together with any of the holder’s affiliates, of more than 4.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of the Warrant (the “Beneficial Ownership Limitation”). The holder is entitled to, among other things, upon notice to the Company, increase the Beneficial Ownership Limitation to 9.99% of the number of shares of the common stock outstanding immediately after giving effect to the issuance of shares of common stock upon exercise of the Warrant, with such increase to take effect 61 days after such notice is delivered to the Issuer. EEI has elected to increase the Beneficial Ownership Limitation to 9.99% and the Company has elected to waive the 61-day notice period. The address for EEI is c/o Baker & Hostetler, LLP, 600 Anton Boulevard, Suite 9000, Costa Mesa, CA 92626-7221.

(9)	According to a Schedule 13G filed with the SEC on April 30, 2019, Isaac Capital Group, LLC (“Isaac Capital”) beneficially owned 392,941 shares of common stock. Isaac Capital has sole dispositive power as to all 392,941 shares and sole voting power as to 350,519 shares. The address for Isaac Capital is 3525 Del Mar Heights Road, Suite 765, San Diego, CA 92130.

(10)	The last known address for Mr. Sullivan is 4565 Dean Martin Drive, #106, Las Vegas, NV 89103. On January 16, 2019, GeoTraq terminated the employment of Mr. Sullivan pursuant to the terms of the employment agreement dated August 18, 2017 (the “Sullivan Employment Agreement”) between GeoTraq and Mr. Sullivan. Under the terms of the Sullivan Employment Agreement, 28,859 of the shares of the Company’s Series A Preferred Stock owned by Mr. Sullivan immediately prior to the termination are deemed to have been returned to the Company’s treasury for cancellation effective as of January 16, 2019, without the requirement that either Mr. Sullivan or the Company take any further action. The remaining 28,859 shares of Series A-1 Preferred Stock owned by Mr. Sullivan may not be sold or otherwise transferred by him until January 17, 2020. An equivalent number of shares of Series A Preferred Stock were exchanged by the Company for such shares of Series A-1 Preferred Stock on June 19, 2019, in conjunction with an exchange by the Company for each holder of shares of Series A Preferred Stock as of such date.

(11)	According to a Schedule 13D filed with the SEC on April 12, 2019, Juan Yunis beneficially owns 216,729 shares of Series A-1 Preferred Stock. Mr. Yunis has sole dispositive and voting power as to all 216,729 shares of Series A-1 Preferred Stock. The address for Mr. Yunis is Carrera 44B # 96 - 67 Torre 1 Apto 1103, Barranquilla, Atlantico, 08002, Colombia.

Section 16(a) Beneficial Ownership Reporting Compliance

Based on a review of reports filed with the SEC by our directors, executive officers, and beneficial owners of more than 10% of our common stock and Series A-1 Preferred Stock regarding their ownership and transactions in our common stock and written representations from those directors and executive officers, we believe that each director, executive officer, and beneficial owner of more than 10% of our common stock has filed timely reports under Section 16(a) of the Securities Exchange Act of 1934, as amended, during fiscal 2018, except as follows: Isaac Capital Group filed a late Form 4 and Form 4/A on April 30, 2018, reporting the sale of 149,679 (pre-reverse split) shares of the Company’s common stock.

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Election of Directors

(proposal No. 1)

General

The property, affairs and business of the Company are managed under the direction of the Board of Directors. A board of five directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management’s five nominees. The term of office for each person elected as a director will continue until the next Annual Meeting of stockholders and until a successor has been elected and qualified, or until such director is removed or resigns.

All of the nominees named below are presently directors of the Company and have served continuously since the year indicated. All nominees have indicated a willingness to serve if elected. The Company knows of no arrangements or understandings between a nominee and any other person pursuant to which the nominee has been selected as a director.

All shares represented by proxies that have been properly executed and returned or properly voted will be voted for the election of all of the nominees named below, unless other instructions are indicated thereon. In the event any one or more of such nominees should for any reason not be able to serve as a director, the proxies will be voted for such other person or persons as may be designated by the Board.

The Board recommends voting “FOR” the election of each of the Director nominees as directors, each of whom shall hold office for a term of one year, expiring at the Annual Meeting in 2020, and until his successor is elected and qualified, or until his earlier death, resignation, or removal.

Nominees for Election to the Board

The names of the nominees are set forth in the table below. Following the table is certain information for at least the last five years regarding each nominee.

Name	Position with Company	Director Since	Age (as of September 23, 2019)
Tony Isaac	Director and Chief Executive Officer	2015	65
Eric Bolling	Director and President	2019	57
Richard D. Butler	Director	2015	70
Dennis (De) Gao	Director	2015	39
Nael Hajjar	Director	2018	35

Tony Isaac has been a director of the Company since May 2015 and Chief Executive Officer of the Company since May 2016. He served as Interim Chief Executive Officer of the Company from February 2016 until May 2016. Mr. Isaac has served as Financial Planning and Strategist/Economist of Live Ventures Incorporated (Nasdaq: LIVE), a holding company for diversified businesses, since July 2012. He is the Chairman and Co-Founder of Isaac Organization, a privately held investment company. Mr. Isaac has invested in various companies, both private and public from 1980 to present. Mr. Isaac’s specialty is negotiation and problem-solving of complex real estate and business transactions. Mr. Isaac has served as a director of Live Ventures Incorporated since December 2011. Mr. Isaac graduated from Ottawa University in 1981, where he majored in Commerce and Business Administration and Economics. We believe that Mr. Isaac has significant investment and financial expertise and public board experience that he brings to the Board.

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Eric Bolling has been a director and President of the Company since September 2019. Since January of 2019, Mr. Bolling has served as the host of as host of America This Week on Sinclair Broadcasting and, since July of 2018, as the host of AMericA on Blaze TV. Between January 2007 and September 8, 2017, he served as host of a variety of programs the Fox Business Channel news program, including Cashin’ In, The Five, and Fox News Specialists. Mr. Bolling was also involved in the development of CNBC’s Fast Money, which he left in August of 2007, when he moved to the then-new Fox Business Network as one of its financial analysts, where he hosted the business show, Happy Hour, which ran in the same time slot as his former show, Fast Money. Mr. Bolling authored the 2016 New York Time Best Seller, Wake Up America. The following year, he authored 2017 New York Time Best Seller, The Swamp: Washington’s Murky Pool of Corruption and Cronyism and How Trump Can Drain It. As a memorial to his son, who died on September 8, 2017, after ingesting a Xanax tablet laced with the opioid, fentanyl, Mr. Bolling deeply educated himself about opioid issues and established “The Eric Chase Foundation” to educate the world about the opioid crisis and to lobby for preventive and treatment measures as part of his personal commitment to ending this crisis. Mr. Bolling started his career as a commodities trader on the New York Mercantile Exchange and thereafter served five years on the NYMEX (now CME Group) board of directors. Mr. Bolling received his B.A. in Economics from Rollins College in 1984. We believe that Mr. Bolling’s experience in the financial markets and, more importantly, his passion and knowledge in the anti-opioid movement makes him well qualified to serve as our President and Chairman of our Board of Directors.

Richard D. Butler, Jr. has been a director of the Company since May 2015. Mr. Butler is the owner of an advisory firm that provides real estate, corporate, and financial advisory services since 1999, and is the co-Founder, Managing Director, and, since 2005, a major stockholder of Ref-Razzer Company, a whistle manufacturing and vending company. Prior to this, Mr. Butler was the Co-Founder and Executive Vice President of Aspen Healthcare, Inc. from 1996 to 1999. From 1993 to 1996, Mr. Butler was a Managing Director at Landmark Financial and from 1989 to 1993 he was a Partner at Cal Ventures Real Estate Investment Group. Prior to this, Mr. Butler has also served as the President and Chief Executive Officer of Mt. Whitney Savings Bank, Chief Executive Officer of First Federal Mortgage Bank, Chief Executive Officer of Trafalgar Mortgage, and Executive Officer and Member of the President’s Advisory Committee at State Savings & Loan Association (peak assets $14 billion) and American Savings & Loan Association (NYSE: FCA; peak assets $34 billion). Mr. Butler has served on the board of directors of Live Ventures Incorporated (Nasdaq: LIVE) since August 2006. We believe that Mr. Butler attended Bowling Green University in Ohio, San Joaquin Delta College in California, and Southern Oregon State College. Mr. Butler brings to the Board extensive experience in financial management and executive roles, which enable him to provide important expertise in financial, operating and strategic matters that impact our Company.

Dennis (De) Gao has been a director of the Company since May 2015. Mr. Gao founded Gao Management LLC in June 2016, a privately held investment company located in Las Vegas, NV.  Prior to establishing Gao Management LLC, Mr. Gao served as the CFO at Oxstones Capital Management, a privately held company and a social and philanthropic enterprise, serving as an idea exchange for the global community. From June 2008 until July 2010, Mr. Gao was a product owner at The Procter & Gamble Company for its consolidation system and was responsible for the Procter & Gamble’s financial report consolidation process. From May 2007 to May 2008, Mr. Gao was a financial analyst at the Internal Revenue Service’s CFO division. Mr. Gao has served as a director of Live Ventures Incorporated (Nasdaq: LIVE) and as a member of the Audit Committee of Live Ventures Incorporated since January 2012. Mr. Gao has a dual major Bachelor of Science degree in Computer Science and Economics from University of Maryland, and an M.B.A. specializing in finance and accounting from Georgetown University’s McDonough School of Business. We believe that Mr. Gao has significant finance, accounting and operational experience and brings substantial finance and accounting expertise to the Board.

Nael Hajjar has been a director of the Company since August 2018. Mr. Hajjar is currently the Unit Head for the Annual Wholesale Trade Survey in Statistics Canada’s Manufacturing and Wholesale Trade Division. From March 2011 through May 2016, Mr. Hajjar was a Senior Analyst – Economist of Statistics Canada’s Producer Prices Division where he developed Canada’s first ever Investment Banking Services Price Index while leading the development of a variety of Financial Services Price Index development projects. We believe that Mr. Hajjar brings to the Board extensive experience in research and analysis of financial statistics, economics, and business practices in a variety of industries including manufacturing, logging, Wholesale Trade, and financial services. We believe that Mr. Hajjar also has extensive experience in project management, and he holds a Bachelor of Social Science, Honors in Economics, and Bachelor of Commerce, Option in Finance, from the University of Ottawa.

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Director Independence

There are no family relationships among any of the directors or executive officers of the Company. Of the current directors, each of Messrs. Butler, Gao, and Hajjar are “independent” directors, as defined under the rules of The Nasdaq Stock Market (“Nasdaq”) and have been independent directors since each joined the Board.

Board Leadership Structure and Role in Risk Oversight

Mr. Bolling, the Company’s President, also serves as a member of the Board of Directors and Chairman of the Board. The Company has not named a lead director. The Company believes this is appropriate for the Company at this time because of the size of the Company, the size of the Board, and Mr. Bolling’s responsibilities as President of the Company. In view of these factors, the Board of Directors believes it makes sense for Mr. Bolling to participate in the Board’s discussions of developments in the Company’s business and business strategy and its results of operations.

It is management’s responsibility to manage risk and bring to the attention of the Board of Directors the most material risks affecting the Company. The Board of Directors, including through committees of the Board comprised solely of independent directors, regularly reviews various areas of significant risk to the Company, and advises and directs management on the scope and implementation of policies, strategic initiatives, and other actions designed to mitigate various types of risks. Specific examples of risks primarily overseen by the full Board of Directors include competition risks, industry risks, economic risks, liquidity risks, and business operations risks. The Audit Committee reviews with management and the independent auditors significant financial risk exposures and the processes management has implemented to monitor, control, and report such exposures. The Audit Committee also reviews and approves transactions with related persons. The Compensation Committee (the “Compensation Committee”) reviews and evaluates potential risks related to the attraction and retention of talent, and risks related to the design of compensation programs established by the Compensation Committee for the Company’s executive officers.

Actions and Committees of the Board of Directors

In fiscal 2018, the Board of Directors met two times and took action by unanimous written consent five times. In fiscal 2018, the Board of Directors had three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The Audit Committee met five times during fiscal 2018. The Compensation Committee met twice during fiscal 2018. The Nominating and Corporate Governance Committee did not hold a formal meeting during fiscal 2018 but did take one action by unanimous written consent. The Board currently has no other standing committees and has no current plans to establish additional committees. Each person who served as a director during fiscal 2018 attended at least 75% of the meetings of the Board of Directors and of the committees on which the director served. It is the Company’s policy that all directors should attend the Annual Meeting of stockholders. All of the members of the Board of Directors attended last year’s Annual Meeting of stockholders.

Compensation and Benefits Committee

The Compensation Committee of the Board of Directors is comprised entirely of non-employee directors. In fiscal 2018, the members of the Compensation Committee were Messrs. Gao, Butler (Chairman), and Matula (until August 10, 2018), each of whom was also an “independent” director, as defined under Nasdaq rules. The Compensation Committee is responsible for review and approval of officer salaries and other compensation and benefits programs and determination of officer bonuses. Annual compensation for the Company’s executive officers, other than the CEO, is recommended by the CEO and approved by the Compensation Committee. The annual compensation for the CEO is recommended by the Compensation Committee and formally approved by the full Board of Directors. The Compensation Committee may approve grants of equity awards under the Company’s stock compensation plans.

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In the performance of its duties, the Compensation Committee may select independent compensation consultants to advise the committee when appropriate. No compensation consultant played a role in the executive officer and director compensation for fiscal 2018. In addition, the Compensation Committee may delegate authority to subcommittees where appropriate. The Compensation Committee may separately meet with management if deemed necessary and appropriate. The Compensation Committee operates under a written charter adopted by the Board of Directors in March 2011, which is posted on the Company’s website at www.janone.com under the caption “Investors – Corporate Governance.”

Audit Committee

The Audit Committee of the Board of Directors is comprised entirely of non-employee directors. In fiscal 2018, the members of the Audit Committee were Messrs. Gao, Butler, and Matula (until August 10, 2018). Mr. Hajjar was appointed as a member of the Audit Committee as of August 10, 2018. Each of Messrs. Gao, Butler, Matula, and Hajjar was an “independent” director as defined under Nasdaq rules. The Audit Committee is responsible for selecting and approving the Company’s independent auditors, for relations with the independent auditors, for review of internal auditing functions (whether formal or informal) and internal controls, and for review of financial reporting policies to assure full disclosure of financial condition. The Audit Committee operates under a written charter adopted by the Board of Directors, which is posted on the Company’s website at www.janone.com under the caption “Investors – Corporate Governance.” The Board has determined that Mr. Butler is an “audit committee financial expert” as defined in SEC rules.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee is responsible for the review and approval of all transactions in which the Company was or is to be a participant and in which any executive officer, director, or director nominee of the Company, or any immediate family member of any such person (“related persons”) has or will have a material interest. In addition, all, if any, transactions with related persons that come within the disclosures required by Item 404 of the SEC’s Regulation S-K must also be approved by the Audit Committee. The policies and procedures regarding the approval of all such transactions with related persons have been approved at a meeting of the Audit Committee and are evidenced in the corporate records of the Company. Each member of the Audit Committee is an “independent” director as defined under Nasdaq rules.

Board Practice Related to Nominations of Directors

The Nominating and Corporate Governance Committee is comprised entirely of non-employee directors. In fiscal 2018, the members of the Governance Committee were Messrs. Gao (Chairman), Butler, and Matula (until August 10, 2018), each of whom was also an “independent” director, as defined under Nasdaq rules. The primary purpose of the Nominating and Corporate Governance Committee is to ensure an appropriate and effective role for the Board of Directors in the governance of the Company. The principal recurring duties and responsibilities of the Nominating and Corporate Governance Committee include (i) making recommendations to the Board regarding the size and composition of the Board, (ii) identifying and recommending to the Board of Directors candidates for election as directors, (iii) reviewing the Board’s committee structure, composition and membership and recommending to the Board candidates for appointment as members of the Board’s standing committees, (iv) reviewing and recommending to the Board corporate governance policies and procedures, (v) reviewing the Company’s Code of Business Ethics and Conduct and compliance therewith, and (vi) ensuring that emergency succession planning occurs for the positions of Chief Executive Officer, other key management positions, the Chairman of the Board and Board members. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors in March 2011, which is posted on the Company’s website at www.janone.com under the caption “Investors – Corporate Governance.”

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The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The criteria applied by the Nominating and Corporate Governance Committee in the selection of director candidates is the same whether the candidate was recommended by a Board member, an executive officer, a stockholder, or a third party, and accordingly, the Nominating and Corporate Governance Committee has not deemed it necessary to adopt a formal policy regarding consideration of candidates recommended by stockholders. Stockholders wishing to recommend candidates for Board membership should submit the recommendations in writing to the Secretary of the Company.

The Nominating and Corporate Governance Committee identifies director candidates primarily by considering recommendations made by directors, management, and stockholders. The Nominating and Corporate Governance Committee also has the authority to retain third parties to identify and evaluate director candidates and to approve any associated fees or expenses. Board candidates are evaluated on the basis of a number of factors, including the candidate’s background, skills, judgment, diversity, experience with companies of comparable complexity and size, the interplay of the candidate’s experience with the experience of other Board members, the candidate’s independence or lack of independence, and the candidate’s qualifications for committee membership. The Nominating and Corporate Governance Committee does not assign any particular weighting or priority to any of these factors and considers each director candidate in the context of the current needs of the Board as a whole. Director candidates recommended by stockholders are evaluated in the same manner as candidates recommended by other persons.

Code of Ethics

Our Audit Committee has adopted a code of ethics applicable to our directors and officers (including our Chief Executive Officer, President, and Chief Financial Officer) and other of our senior executives and employees in accordance with applicable rules and regulations of the SEC and The Nasdaq Stock Market. A copy of the code of ethics may be obtained upon request, without charge, by addressing a request to Investor Relations, JanOne Inc., 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.  The code of ethics is also posted on our website at www.janone.com under “Investors – Corporate Governance.”

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding the amendment to, or waiver from, a provision of the code of ethics by posting such information on our website at the address and location specified above and, to the extent required by the listing standards of the Nasdaq Capital Market, by filing a Current Report on Form 8-K with the SEC disclosing such information.

Board Contact Information

If you would like to contact the Board or any committee of the Board, you can send an email to board@janone.com, or write to JanOne Inc., c/o Corporate Secretary, 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119. All communications will be compiled by the Secretary of the Company and submitted to the Board or the applicable committee or director on a periodic basis.

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EXECUTIVE OFFICERS

Set forth below is certain information regarding each of our current executive officers as of September 15, 2019, other than Tony Isaac and Eric Bolling, whose biographical information is presented under “Nominees for Election to the Board of Directors.”

Virland A. Johnson, 59	Mr. Johnson was appointed Chief Financial Officer of the Company on August 21, 2017. Mr. Johnson had previously served the Company as a consultant beginning in February 2017. Mr. Johnson also continues to serve as Chief Financial Officer for Live Ventures Incorporated, a holding company of diversified businesses (Nasdaq: LIVE). Prior to joining Live Ventures Incorporated, Mr. Johnson was Sr. Director of Revenue for JDA Software from February 2010 to April 2016, where he was responsible for revenue recognition determination, sales and contract support while acting as a subject matter expert. Prior to joining JDA, Mr. Johnson provided leadership and strategic direction while serving in C-Level executive roles in public and privately held companies such as Cultural Experiences Abroad, Inc., Fender Musical Instruments Corp., Triumph Group, Inc., Unitech Industries, Inc. and Younger Brothers Group, Inc. Mr. Johnson’s more than 25 years of experience is primarily in the areas of process improvement, complex debt financings, SEC and financial reporting, turn-arounds, corporate restructuring, global finance, merger and acquisitions and returning companies to profitability and enhancing stockholder value. Mr. Johnson holds a Bachelor’s degree in Accountancy from Arizona State University.

Compensation of Non-Employee Directors

Prior to August 10, 2018, the Company used a combination of cash and share-based incentive compensation to attract and retain qualified candidates to serve on the Board of Directors. In setting director compensation, the Company considered the significant amount of time that directors expend fulfilling their duties to the Company, as well as the skill level required by the Company of members of the Board. Non-employee directors of the Company received an annual fee of $24,000 for their service as directors. The Chairman of the Audit Committee received an additional annual fee of $6,000. Non-employee directors also received stock options under the 2016 Equity Incentive Plan. Non-employee directors often received an option to purchase 10,000 shares of common stock. In addition, upon their initial appointment or election to the Board, non-employee directors received a one-time grant of options to purchase 10,000 shares of common stock. Generally, such options became exercisable in full six months after the date of grant and expire ten years from the date of grant. Effective August 10, 2018, compensation for the non-employee members of the Board of Directors is as follows: (i) Mr. Butler receives a monthly fee of $2,000, (ii) Dennis (De) Gao receives a monthly fee of $2,500, and (iii) Nael Hajjar receives a monthly fee of $1,200.

The table below presents cash and non-cash compensation paid to non-employee directors during the last fiscal year.

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Non-Management Director Compensation for Fiscal Year Ended December 29, 2018

Name (1)	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Dennis (De) Gao	30,000	–	–	30,000
Richard D. Butler	30,000	–	32,000 (2)	62,000
Timothy Matula (3)	15,419	–	–	15,419
Nael Hajjar (4)	5,652	–	–	5,652

_______________________

(1)	The Chairman of the Audit Committee received an additional annual fee of $6,000 and each other member of the Audit Committee received an additional annual fee of $6,000. All of the Company’s directors were reimbursed for reasonable travel expenses incurred in attending meetings.

(2)	This amount reflects the fair value of the stock granted during fiscal 2018. Stock grants issued in fiscal 2018 were valued at the market price of the Company’s common stock on the date of grant.

(3)	Mr. Matula resigned from the Board of Directors effective August 10, 2018.

(4)	Mr. Hajjar was appointed to the Board of Directors effective August 10, 2018.

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NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

(Proposal No. 2)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act”, requires that our stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation, commonly referred to as a “Say-on-Pay” vote.

The advisory vote on executive compensation is a non-binding vote on the compensation of our named executive officers as described in the Executive Compensation section and the tabular disclosure regarding such compensation set forth in this Proxy Statement. The Executive Compensation section starts on page 20 of this Proxy Statement. Please read the Executive Compensation section, which provides a detailed discussion of our executive compensation program, including information about the fiscal 2018 compensation of our named executive officers. This advisory vote on executive compensation is not a vote on our general compensation policies, the compensation of our Board of Directors, or our compensation policies as they relate to risk management.

The vote solicited by this Proposal 2 is advisory and therefore is not binding on the Company, our Board of Directors, or our Compensation Committee. The outcome of the vote will not require the Company, our Board of Directors, or our Compensation Committee to take any action and will not be construed as overruling any decision by the Company, our Board of Directors, or our Compensation Committee. Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, our Board of Directors, including our Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns. Stockholders will be asked at the 2019 Annual Meeting to approve the following resolution pursuant to this Proposal 2:

“RESOLVED, that the compensation paid to the named executive officers of JanOne Inc., as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion included in this proxy statement, is hereby APPROVED on an advisory basis.”

Assuming that a quorum is present, the affirmative vote of the holders of a majority in voting power of the shares of our common stock and shares of Series A-1 Preferred Stock that are present in person or by proxy and entitled or required to vote on Proposal 2 will be necessary to approve the advisory vote on the executive compensation as disclosed in this Proxy Statement. Abstentions and broker non-votes will have the effect of a vote against Proposal 2.

Our Board of Directors recommends that you vote “FOR” the approval (on an advisory basis) of the executive compensation as disclosed in this Proxy Statement and as described in this “Proposal 2: Non-Binding Advisory Vote on Executive Compensation (“Say-on-Pay).”

If no vote indication is made on the accompanying proxy card or vote instruction form prior to the start of the 2019 Annual Meeting, each such proxy will be deemed to grant authority to vote “FOR” the approval of the executive compensation as disclosed in this Proxy Statement and as described in this “Proposal 2: Non-Binding Advisory Vote on Executive Compensation.”

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Ratification of Appointment of Independent Registered Public Accounting Firm

(Proposal No. 3)

The Audit Committee has selected SingerLewak LLP as the Company’s independent registered public accounting firm for fiscal year 2019. The Company is submitting its selection of SingerLewak LLP for ratification by the stockholders at the Annual Meeting. A representative of SingerLewak LLP is expected to be present at the Annual Meeting via teleconference and will be available to respond to appropriate questions.

The Company’s Bylaws do not require that stockholders ratify the selection of the Company’s independent registered public accounting firm. However, the Company is submitting the selection of SingerLewak LLP to stockholders for ratification as a matter of good corporate practice. If stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain SingerLewak LLP. Even if the selection is ratified, the Audit Committee at its discretion may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Anton & Chia, LLP previously served as the independent auditors for the Company. On March 5, 2018, the Audit Committee determined to dismiss Anton & Chia, LLP effective immediately. The audit reports of Anton & Chia, LLP on the Company’s financial statements for the fiscal year ended December 31, 2016, the only year for which Anton & Chia, LLP audited the Company’s financial statements, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal year ended December 31, 2016, the only year for which Anton & Chia, LLP audited the Company’s financial statements, and for the subsequent interim period through March 5, 2018, the Company had no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with Anton & Chia, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anton & Chia, LLP, would have caused it to make reference in connection with its opinion to the subject matter of the disagreements. During the Company’s fiscal year ended December 31, 2016, the only year for which Anton & Chia, LLP audited the Company’s financial statements, and for the subsequent interim period through March 5, 2018, there was no “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

On March 5, 2018, the Audit Committee approved the engagement of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for fiscal year ending December 30, 2017. During the Company’s fiscal years ended December 30, 2017 and December 31, 2016 and for the subsequent interim period through March 28, 2018, neither the Company, nor anyone on behalf of the Company consulted with Weinberg & Company, P.A. regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K. On March 22, 2018, the Audit Committee determined to dismiss Weinberg & Company, P.A. effective immediately. Weinberg & Company, P.A. did not audit nor provide an opinion on any of the Company’s financial statements. During the Company’s fiscal years ended December 30, 2017 and December 31, 2016, and for the subsequent interim period through March 22, 2018, the Company had no “disagreements” (as described in Item 304 (a)(1)(iv) of Regulation S-K) with Weinberg & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg & Company, P.A., would have caused it to make reference in connection with an opinion to the subject matter of the disagreements. During the Company’s fiscal years ended December 30, 2017 and December 31, 2016, and for the subsequent interim period through March 22, 2018, there was no “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

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On March 23, 2018, the Audit Committee approved the appointment of SingerLewak LLP as the Company’s new independent registered public accounting firm, effective upon the execution of an engagement letter between the Company and SingerLewak LLP. During the Company’s fiscal years ended December 30, 2017 and December 31, 2016 and for the subsequent interim period through March 28, 2018, neither the Company, nor anyone on behalf of the Company consulted with SingerLewak LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Fees Paid to Auditors by the Company During Most Recent Fiscal Years

Anton & Chia, LLP served as the independent auditor for the Company for fiscal year 2016 and reviewed three quarters of fiscal year 2017. Weinberg & Company, P.A. was retained briefly and then subsequently dismissed as the Company’s independent auditor of fiscal year 2017. Weinberg & Company, P.A. did not audit or provide an opinion on any of the Company’s financial statements. SingerLewak LLP has served as Company auditor since fiscal year 2017. The Company paid fees to Anton & Chia, LLP, for the fiscal year ended December 30, 2017, Weinberg & Company, P.A. for fiscal year ended December 30, 2017, and SingerLewak LLP for fiscal years ended December 29, 2018 and December 30, 2017 for the following professional services:

Description	December 29, 2018	December 30, 2017
Audit fees, SingerLewak LLP	$210,000	$150,000
Audit fees, other	$46,200	$79,000

Audit fees consist of fees for professional services rendered in connection with the audit of the Company’s year-end financial statements, quarterly reviews of financial statements included in the Company’s quarterly reports, services rendered relative to regulatory filings, and attendance at Audit Committee meetings.

The Audit Committee of the Board of Directors has considered whether the provision of the services described above was and is compatible with maintaining the independence of Anton & Chia, LLP, Weinberg & Company, P.A., and SingerLewak LLP.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. All the fees and services for fiscal 2018 and fiscal 2017 were approved by the Audit Committee.

The Board recommends a vote FOR ratification of the Audit Committee’s appointment of SingerLewak LLP as our independent registered public accounting firm for fiscal 2019.

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ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION (“SAY-ON-FREQUENCY”)

(Proposal No. 4)

Pursuant to Regulation 14A of the Exchange Act, we are asking stockholders to vote on whether future advisory votes on executive compensation of the nature reflected in Proposal 2 above should occur every year, every two years, or every three years.

The frequency of the advisory vote concerning the compensation of our Named Executive Officers receiving the greatest number of votes – every year, every two years, or every three years – will be the frequency recommended by our stockholders. We believe that holding a triennial advisory vote on executive compensation provides the Company with sufficient feedback on our compensation disclosures.

This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board. Stockholders will be able to specify one of four choices for this proposal on the proxy card: “1 YEAR,” “2 YEARS,” “3 YEARS,” or “ABSTAIN.” Stockholders are not voting to approve or disapprove the recommendation of the Board. Although non-binding, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the recommendation of the Board and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

Assuming a quorum is present, the option that receives the affirmative vote of the holders of a majority in voting power of the shares of our common stock and Series A-1 Preferred Stock that are present in person or by proxy and entitled or required to vote on Proposal 4 will be the option selected by stockholders. If no option receives a majority of the votes present in person or by proxy and entitled or required to vote on Proposal 4, the option that receives the most votes will be considered the option selected by stockholders. Since the option receiving the greatest number of votes—one year, two years, or three years—will be the frequency recommended by our stockholders, abstentions and broker non-votes will have no effect on the outcome of Proposal 4.

Our Board of Directors recommends voting for “THREE YEARS” on the advisory vote on the frequency of future advisory votes on executive compensation.

If no vote indication is made on the accompanying proxy card or vote instruction form prior to the start of the 2019 Annual Meeting, each such proxy will be deemed to grant authority to vote “THREE YEARS” on the advisory vote on the frequency of future advisory votes on executive compensation.

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Executive Compensation

The following table sets forth the cash and non-cash compensation for fiscal years ended December 29, 2018 and December 30, 2017, earned by each person who served as Chief Executive Officer during fiscal 2018, and our other two most highly compensated executive officers who held office as of December 29, 2018 (“named executive officers”):

Summary Compensation Table for Fiscal Year Ended December 29, 2018

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Stock Award ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Tony Isaac Chief Executive Officer	2018	542,719	–	262,400 (2)	–	–	805,119
	2017	550,253	–	–	–	–	550,253
Virland A. Johnson Chief Financial Officer (3)	2018	123,559	–	128,000 (4)	–	57,000	308,559
	2017	57,802	–	–	–	50,000	107,802

__________________________________

(1)	The Company only had two executive officers for the fiscal year ended December 29, 2018.

(2)	This amount reflects the fair value of a stock grant awarded to Mr. Isaac during fiscal 2018. The shares were fully vested upon grant. See Notes 20 and 21 to the Company's consolidated financial statements.

(3)	Mr. Johnson was appointed Chief Financial Officer of the Company on August 21, 2017.

(4)	This amount reflects the fair value of a stock grant awarded to Mr. Johnson during fiscal 2018. The shares were fully vested upon grant. See Notes 20 and 21 to the Company's consolidated financial statements.

Outstanding Equity Awards at December 29, 2018

The following table provides a summary of equity awards outstanding for our Named Executive Officers at December 29, 2018:

Name	Number of Securities Underlying Unexercised Options (in shares) Exercisable		Number of Securities Underlying Unexercised Options (in shares) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Tony Isaac	10,000	(1)	–	1.98	05/18/2025
Virland A. Johnson	–		–	–	–

_______________________

(1)	Options granted May 18, 2015 and vested six months thereafter.

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Stock Option Plans

The Company uses stock options to attract and retain executives, directors, consultants, and key employees. Stock options are currently outstanding under three stock option plans. The Company’s 2016 Equity Incentive Plan (the “2016 Plan”) was adopted by the Board of Directors in October 2016 and approved by the stockholders at the 2016 Annual Meeting of stockholders. Under the 2016 Plan, the Company has reserved an aggregate of 2,000,000 shares of its common stock for option grants. The Company’s 2011 Stock Compensation Plan (the “2011 Plan”) was adopted by the Board of Directors in March 2011 and approved by the stockholders at the 2011 Annual Meeting of stockholders. Under the 2011 Plan, the Company reserved an aggregate of 700,000 shares of its common stock for option grants. The 2011 Plan expired on December 29, 2016, but options granted under the 2011 Plan before it expired will continue to be exercisable in accordance with their terms. The Company’s 2006 Stock Option Plan (the “2006 Plan”) was adopted by the Board of Directors in March 2006 and approved by the stockholders at the 2006 Annual Meeting of stockholders. The 2006 Plan expired on June 30, 2011, but options granted under the 2006 Plan before it expired will continue to be exercisable in accordance with their terms. As of December 29, 2018, options to purchase an aggregate of 504,500 shares were outstanding, including options for 20,000 shares under the 2016 Plan and options for 484,500 shares under the 2011 Plan. The Plans are administered by the Compensation Committee or the full Board of Directors acting as the Committee.

The 2016 Plan permits the grant of the following types of awards, in the amounts and upon the terms determined by the Administrator:

•	Options. Options may either be incentive stock options (“ISOs”) which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code or non-qualified stock options (“NSOs”). Options shall vest as determined by the Administrator, subject to certain statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. The exercise price of each share subject to an ISO will be equal to or greater than the fair market value of a share on the date of the grant of the ISO, except in the case of an ISO grant to a stockholder who owns more than 10% of the Company’s outstanding shares, in which case the exercise price will be equal to or greater than 110% of the fair market value of a share on the grant date. The exercise price of each share subject to an NSO shall be determined by the Board at the time of grant but will be equal to or greater than the fair market value of a share on the date of grant. Recipients of options have no rights as a stockholder with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.

•	Restricted Stock Awards. Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the award beginning on the grant date.

•	Restricted Stock Units. Restricted stock units consist of a right to receive shares (or cash, in the Administrator’s discretion) on one or more vesting dates in the future. The vesting dates may be based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock units have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

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Compensation of Non-Employee Directors

The Company uses a combination of cash and share-based incentive compensation to attract and retain qualified candidates to serve on the Board of Directors. In setting director compensation, the Company considers the significant amount of time that directors expend fulfilling their duties to the Company as well as the skill level required by the Company of members of the Board.

Non-employee directors of the Company receive an annual fee of $24,000 for their service as directors. The Chairman of the Audit Committee receives an additional annual fee of $6,000. All of the Company’s directors are reimbursed for reasonable travel expenses incurred in attending meetings.

Non-employee directors also receive stock options under the 2016 Equity Incentive Plan. Each year, on the date of the Company’s Annual Meeting, non-employee directors receive an option to purchase 10,000 shares of common stock. In addition, upon their initial appointment or election to the Board, non-employee directors receive a one-time grant of options to purchase 10,000 shares of common stock. Generally, such options become exercisable in full six months after the date of grant and expire ten years from the date of grant.

The table below presents cash and non-cash compensation paid to non-employee directors during the last fiscal year.

Non-Management Director Compensation for Fiscal Year Ended December 29, 2018

Name (1)	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Dennis (De) Gao	30,000	–	–	30,000
Richard D. Butler	30,000	–	32,000 (2)	62,000
Timothy Matula (3)	15,419	–	–	15,419
Nael Hajjar (4)	5,652	–	–	5,652

_______________________

(1)	The Chairman of the Audit Committee received an additional annual fee of $6,000 and each other member of the Audit Committee received an additional annual fee of $6,000. All of the Company’s directors were reimbursed for reasonable travel expenses incurred in attending meetings.

(2)	This amount reflects the fair value of the stock granted during fiscal 2018. Stock grants issued in fiscal 2018 were valued at the market price of the Company’s common stock on the date of grant.

(3)	Mr. Matula resigned from the Board of Directors effective August 10, 2018.

(4)	Mr. Hajjar was appointed to the Board of Directors effective August 10, 2018.

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Transactions with related persons

Tony Isaac, the Company’s Chief Executive Officer, is the father of Jon Isaac, President and Chief Executive Officer of Live Ventures Incorporated and managing member of Isaac Capital Group LLC, a 15% stockholder of the Company. Tony Isaac, Chief Executive Officer, Virland Johnson, Chief Financial Officer, Richard Butler, Board of Directors member, and Dennis Gao, Board of Directors member of the Company, are Board of Directors member, Chief Financial Officer, Board of Directors member, and Board of Directors members of, respectively, Live Ventures Incorporated. The Company also shares certain executive and legal services with Live Ventures Incorporated. The total services shared were $211,000 and $30,000 for fiscal years ending December 29, 2018 and December 30, 2017, respectively. Customer Connexx rents approximately 9,879 square feet of office space from Live Ventures Incorporated at its Las Vegas, NV office. The total rent and common area expense were $174,000 and $213,000 for fiscal years ending December 29, 2018 and December 30, 2017, respectively.

On December 30, 2017, ApplianceSmart Holdings LLC (the “Purchaser”), a wholly-owned subsidiary of Live Ventures Incorporated, entered into a Stock Purchase Agreement (the “Agreement”) with the Company and ApplianceSmart, Inc. (“ApplianceSmart”), a subsidiary of the Company. ApplianceSmart is a chain specializing in new and out-of-the-box appliances. Pursuant to the Agreement, the Purchaser purchased from the Company all the issued and outstanding shares of capital stock (the “Stock”) of ApplianceSmart in exchange for $6,500,000 (the “Purchase Price”). Effective April 1, 2018, the Purchaser issued to the Company a promissory note (the “Purchaser Note “) with a three-year term in the original principal amount of $3,919,494 for the balance of the Purchase Price. ApplianceSmart is guaranteeing the repayment of the Purchaser Note. On December 26, 2018, the Purchaser Note was amended and restated to grant the Company a security interest in the assets of the Purchaser, ApplianceSmart, and a party related to ApplianceSmart (ApplianceSmart Contracting Inc.) in exchange for modifying the repayments terms to provide for the payment in full of all accrued interest and principal on April 1, 2021, which is the modified the maturity date of the Purchaser Note. On March 15, 2019, the Company entered into agreements with third parties, pursuant to which it agreed to subordinate the payment of indebtedness under the Purchaser Note and the Company’s security interest in the assets of ApplianceSmart and other related parties in exchange for a prepayment of outstanding principal amount of the Purchase Note of $1,200,000. In connection with that sale, the Company has an aggregate amount of future real property lease payments of $4,167,521, which represents amounts guaranteed or which may be owed under certain lease agreements to third party landlords in which the Company either remains the counterparty, is a guarantor, or has agreed to remain contractually liable under the lease (“ApplianceSmart Leases”). There are five ApplianceSmart Leases with Company guarantees, one terminating December 31, 2020, April 30, 2021, August 14, 2021, December 31, 2022 and June 30, 2025, respectively. As of June 29, 2019, it cannot be determined either at June 29, 2019 or on a prospective basis that the Company will incur any loss related to its’ guarantees for a maximum potential amount of future undiscounted lease payments of $4,167,521. The Company does not have any accrued amount of liability associated with these future guaranteed lease payments. The ApplianceSmart Leases either have the Company as the contract tenant only, or in the contract reflects a joint tenancy with ApplianceSmart. ApplianceSmart is the occupant of the ApplianceSmart Leases. ARCA does not have the right to use the ApplianceSmart lease assets and hence capitalization under Accounting Standards Codification 842 is not required. The ApplianceSmart Leases have historically been used by ApplianceSmart for their operations and the consideration has and is being paid by ApplianceSmart historically and in the future.  Any amounts paid out for the Company’s obligations and or guarantees under ApplianceSmart Leases would be recoverable to the extent there were assets available from ApplianceSmart and added to the Purchaser Note.

On August 28, 2019, ARCA Recycling, Inc. (the “Borrower”), a wholly-owned subsidiary of the Company, entered into and delivered to Isaac Capital Group, LLC (the “Lender”), a secured revolving line of credit promissory note, whereby the Lender agreed to provide the Borrower with a $2,500,000 revolving credit facility (the “Revolving Credit Facility”). The Revolving Credit Facility matures on August 28, 2020. The Revolving Credit Facility bears interest at 8.75% per annum and provides for the payment of interest, monthly in arrears. The Borrower will pay a loan fee of 2.0% on each borrowing made under the Revolving Credit Facility. On August 28, 2019, the Borrower received an advance of $1,000,000 under the Revolving Credit Facility. In connection with entering into the Revolving Credit Facility, the Borrower also entered into a security agreement in favor of the Lender, pursuant to which the Borrower granted a security interest in all of its assets to the Lender. The obligations of the Borrower under the Revolving Credit Facility are guaranteed by the Company. The foregoing transaction did not include the issuance of any shares of Parent’s common stock, warrants, or other derivative securities. The Lender is a record and beneficial owner of approximately 15% of the outstanding capital stock of the Company. Jon Isaac is the manager and sole member of the Lender, and the son of Tony Isaac, the Chief Executive Officer of the Company and the Borrower.

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Audit Committee Report

The Audit Committee reviewed with management the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K, as amended, including a discussion of the reasonableness of significant judgments and accounting principles.

The Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T. The Audit Committee has received the written disclosures and the letter from the independent accountants required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 29, 2018, for filing with the Securities and Exchange Commission.

October 2, 2019	The Audit Committee Richard D. Butler Dennis (De) Gao Nael Hajjar

Other Matters

At the date of this proxy statement the Company’s management knows of no other matters which may come before the Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy form to vote such proxies received by the Company in accordance with their judgment on such matters.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 29, 2018, has been mailed to you with this Proxy Statement. Except as provided above, the Annual Report is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Audit Committee Report” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. We will provide upon written request, without charge to each stockholder of record as of the record date, a copy of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 29, 2018, as amended, as filed with the SEC. Any exhibits listed in the Form 10-K also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our Corporate Secretary at our principal executive offices at 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY VIA FACSIMILE TO THE ATTENTION OF CORPORATE SECRETARY, JANONE INC., AT (702) 997-5968 OR IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors /s/ Michael J. Stein Michael J. Stein, Secretary

October 2, 2019

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